Case Name: Interstate Bakeries
Corporation & All Subsidiaries                         Case No: 04-45814-jwv-11

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
                 Consolidated Monthly Operating Report Summary
                 ---------------------------------------------
                for the Four Weeks Ended and as of June 25, 2005
                ------------------------------------------------
REVENUE
-------
Gross Income                                                                                  $       254,370,698
Less Cost of Goods Sold                                                                               119,746,067
         Ingredients, Packaging & Outside Purchasing               $       60,049,610
         Direct & Indirect Labor                                           48,212,623
         Overhead & Production Administration                              11,483,834
Gross Profit                                                                                          134,624,631
                                                                                              -------------------

OPERATING EXPENSES
------------------
Owner - Draws/Salaries                                                              -
Selling & Delivery Employee Salaries                                       61,227,033
Advertising and Marketing                                                   2,084,654
Insurance (Property, Casualty, & Medical)                                  13,724,510
Payroll Taxes                                                               5,204,683
Lease and Rent                                                              4,388,570
Telephone and Utilities                                                     1,084,501
Corporate Expense (Including Salaries)                                      8,978,300
Other Expenses                                                             27,448,595
Total Operating Expenses                                                                              124,140,845
                                                                                              -------------------
         EBITDA                                                                                        10,483,786
Restructuring & Reorganization Charges                                     14,068,311 (i)
Depreciation and Amortization                                               5,991,881
Other Income                                                                   (1,940)
Gain/Loss Sale of Prop                                                              -
Interest Expense                                                            3,433,545
Operating Income (Loss)                                                                               (13,008,011)
Income Tax Expense (Benefit)                                               (3,951,944)
                                                                                              -------------------
Net Income (Loss)                                                                             $        (9,056,067)
                                                                                              ===================


CURRENT ASSETS
--------------
         Accounts Receivable at end of period                                                 $       169,245,808
         Increase (Decrease) in Accounts Receivable for period                                         (9,306,264)
         Inventory at end of period                                                                    70,058,447
         Increase (Decrease) in Inventory for period                                                     (138,307)
         Cash at end of period                                                                        149,367,184
         Increase (Decrease) in Cash for period                                                        13,779,548

LIABILITIES
-----------
         Increase (Decrease) Liabilities Not Subject to Compromise                                      6,107,624
         Increase (Decrease) Liabilities Subject to Compromise                                            185,054
         Taxes payable:
              Federal Payroll Taxes                                $       11,591,931
              State/Local Payroll Taxes                                     3,955,233
              State Sales Taxes                                               949,318
              Real Estate and Personal Property Taxes                      16,094,163
              Other (see attached supplemental schedule)                    5,337,757
              Total Taxes Payable                                                                      37,928,403
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See attached supplemental schedule for footnoted information.

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IBC
Other Taxes Payable - Supplemental Schedule for period ended
June 25, 2005



                       Description                     Amount
                       -----------                     ------

      Use Tax                                 $               1,107,580
      Accr. Franchise Tax                                     1,188,552
      Other Taxes                                             3,041,626

      Total Other Taxes Payable               $               5,337,757
                                             ===========================


===============================================================================
(i) Reorganization and restructuring expenses for the period include (1) professional fees incurred of approximately $2,674,000, (2) key employee retention plan and restructuring bonus accruals of approximately $1,148,000,
(3) serverance charges of approximately $7,284,000 related to the Northern and Southern California profit centers, and (4) asset impairments of $2,789,000 primarily related to restucturing activities in our Northern California profit center.
===============================================================================

            EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                     CONSOLIDATED MONTHLY OPERATING REPORT
                           DATED AS OF JUNE 25, 2005


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended June 25, 2005 and balances of and period (including year end adjustments reflected after the preparation of the May 28, 2005 MOR) changes in certain of the Company's accounts as of June 25, 2005, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 and 2005 Annual Reports on Form 10-K and the fiscal 2005 and 2006 quarterly Form 10-Qs with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect certain quarter end and year end adjustments that are generally recorded upon review of major accounts prior to the end of each quarter and annual SEC filing period. In addition, items included in these results for the period ended June 25, 2005 may relate to earlier periods or fiscal years and such items may be reflected in different quarters and fiscal years when the Company files its fiscal 2004 and 2005 Form 10-Ks and its fiscal 2005 and 2006 quarterly Form 10-Qs.

3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

     a. The Company has not completed the process of reconciling and identifying its pre and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

     b. This MOR does not reflect non-cash asset valuation charges that may be required under GAAP due to financial circumstances leading to our bankruptcy filing on September 22, 2004 and our restructuring activities undertaken during fiscal 2005 and 2006. We anticipate material impairment to our goodwill and we may also be required to reflect significant impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

     c. The Company has not yet completed the preparation of its year end fiscal 2004 or fiscal 2005 financial statements and further work on these financials could impact fiscal 2006 results as presented.

     d. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

     e. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

     f. Certain items related to results presented herein are under research and may impact results presented in future monthly reports. This MOR, as presented, may not be revised or corrected for such future changes/adjustments. In addition, as described above, the MOR does not reflect certain year end or quarterly adjustments.